UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

American Finance Trust, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)[1]	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 As of the date of this filing, the trading symbols for the Company on The Nasdaq Global Select Market are “AFIN,” “AFINP” and “AFINO,” respectively, but will be changed to the listed trading symbols on February 15, 2022.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 11, 2022, The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), through wholly owned subsidiaries of The Necessity Retail REIT Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”), acquired 44 properties (the “First Closing Properties”) from certain subsidiaries of CIM Real Estate Finance Trust, Inc. (the “Sellers”) pursuant to the previously disclosed purchase and sale agreement among the Company, the Operating Partnership and the Sellers. The First Closing Properties consist of 44 power centers and grocery-anchored multi-tenant retail centers and a detention pond parcel. The acquired properties are located across 17 states and aggregate approximately 4.5 million square feet, and represent the first tranche of the Company’s previously announced acquisition of 81 properties (together, the “CIM Portfolio”) from the Sellers. The First Closing Properties contain approximately 4.5 million rentable square feet and were 91% leased to 277 tenants as of September 30, 2021. As of September 30, 2021, those leases had a weighted average remaining lease term of 4.2 years. Neither the Sellers nor CIM Real Estate Finance Trust have a material relationship with the Company, the Operating Partnership or any of their respective subsidiaries and the acquisition was not an affiliated transaction.

The aggregate purchase price of the First Closing Properties was $547.4 million, excluding closing costs. The Company funded the purchase price of the First Closing Properties from a combination of cash on the balance sheet, including net proceeds from the $261 million sale of three office buildings leased to Sanofi S.A. and proceeds from the Company’s offering of senior notes as well as a $170 million draw under the Company’s credit facility and the issuance of $26.7 million in value of the Company’s Class A common stock, par value $0.01 per share.

The following table lists information about the First Closing Properties:

Portfolio	Number of Properties	Rentable Square Feet	Remaining Lease Term(1)	Percentage Leased[2]
Beaver Creek Shopping Center	1	284,322	4.9	88%
Brynwood Square	1	121,451	0.9	86%
Carlisle Crossing	1	152,487	3.6	81%
Crosspoint Shopping Center	1	170,121	5.3	88%
Crossroads Annex	1	40,578	2.8	100%
Crossroads Commons	1	47,217	3.8	100%
Darien Towne Centre	1	177,162	3.2	93%
Derby Marketplace	1	100,000	6.8	100%
Dick's PetSmart Center	1	52,302	4.4	100%
Enid Crossing	1	47,979	4.2	100%
Evergreen Marketplace	1	49,842	3.2	100%
Fairlane Green II	1	95,000	5.8	100%
Fountain Square	1	166,346	3.7	77%
FreshThyme & DSW	1	49,033	2.6	100%
Lord Salisbury Center	1	113,821	3.9	98%
Market at Clifty Crossing	1	198,014	3.0	77%
Mattress Firm & Aspen Dental	1	10,254	2.8	35%
Mattress Firm & Five Guys	1	7,638	6.3	100%
Mattress Firm & Panera Bread	1	8,800	6.3	100%
MattressFirm & Kay Jewelers	1	6,500	4.1	100%
Melody Mountain	1	65,525	2.3	100%
NordstromRack FL-Tampa	1	45,457	9.2	98%
Owensboro Town Center	1	164,941	3.6	92%
Pecanland Plaza	1	111,801	3.6	94%
PetSmart & Old Navy	1	28,970	8.7	100%
Plainfield Marketplace	1	125,337	1.8	86%
Plaza San Mateo	1	63,266	3.3	98%
Rolling Acres	1	189,132	3.7	96%
Shippensburg Marketplace	1	59,866	6.4	84%
Shoe Carnival & Buffalo Wild Wings	1	14,859	6.1	100%

Shoppes at Stroud	1	140,910	4.8	94%
Shoppes of Gary Farms	1	99,768	2.4	95%
Shops at Abilene	1	175,642	3.8	97%
Southwest Plaza	1	367,974	3.0	77%
Summerfield Crossing	1	113,500	2.6	100%
Sutters Creek	1	80,004	7.5	100%
Tellico Village	1	40,928	6.5	100%
The Market at Polaris	1	111,328	6.1	65%
Triangle Town Place	1	149,471	5.0	94%
Turfway Crossing	1	99,578	2.0	95%
University Marketplace	1	86,224	3.5	100%
Ventura Place	1	67,195	6.0	93%
Wallace Commons II	1	110,922	5.3	100%
Westover Market	1	60,646	6.8	100%
Total	44	4,472,111	4.2	91%

(1)

Remaining lease term in years as of September 30, 2021. Since the portfolio has multiple properties with varying lease expirations, remaining lease term is calculated as a weighted-average based on annualized rental income on a straight-line basis.

(2)	Occupancy data as of September 30, 2021

The Company expects to complete the acquisition of the remaining properties in the CIM Portfolio in the first quarter of 2022. There can be no assurance that any subsequent closing will occur, or of the timing of any such closing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a

Registrant.

On February 11, 2022, the Company, through the Operating Partnership, drew $170 million from its existing credit facility with BMO Harris Bank, N.A. in connection with the acquisition of the First Closing Properties.

A description of the credit facility is included in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 3, 2021. The description is a summary and is qualified in its entirety by the terms of the credit agreement relating to the credit facility, which was filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2021 and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

As noted in Item 2.01 above, on February 11, 2022, the Company issued 3,264,693 shares of Class A common stock with a value for these purposes equal to $26,694,088.78 to satisfy a portion of the purchase price of the First Closing Properties. The issuance of the shares of Class A Common Stock was made in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Corporate Name and Trading Symbol Changes

Effective February 10, 2022, the Company amended its charter to change its name from “American Finance Trust, Inc.” to “The Necessity Retail REIT, Inc.” The name change was effected pursuant to an amendment to the Company’s charter (the “Charter Amendment”), which was filed with the Maryland State Department of Assessments and Taxation. A copy of the Charter Amendment is attached hereto as Exhibit 3.1. Effective on the same date, the Operating Partnership changed its name from “American Finance Operating Partnership, L.P.” to “The Necessity Retail REIT Operating Partnership, L.P.”

In addition, beginning February 15, 2022, in connection with changing its name, the trading symbol of the Company’s Class A Common Stock on The Nasdaq Global Select Market will become “RTL”, and the trading symbols of its 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share, and 7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share, will become RTLPP and RTLPO, respectively.

Item 7.01 Regulation FD Disclosure.

On February 11, 2022, the Company issued a press release announcing the acquisition of the First Closing Properties and the change of the Company’s name.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. This press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

The statements contained in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. In addition, words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “seek,” “may,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, on the Company, the Company’s tenants and the global economy and financial markets as well as those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2020 filed on February 25, 2021, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports including in particular the Company’s Current Report on Form 8-K dated December 20, 2021 and describing additional facts and risk factors relating to the transaction described in this filing. In particular, the transactions described are subject to closing conditions, including conditions that are outside of the Company’s control, and the transactions described may not be completed on the contemplated terms, or at all, or they may be delayed. The Company may not be able to obtain financing to acquire the remaining properties. Forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Properties Acquired.

The financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date the initial report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date the initial report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to the Articles of Restatement of American Finance Trust, Inc. as filed with the State Department of Assessments and Taxation of Maryland on February 10, 2022.
10.1	Agreement of Purchase and Sale, dated as of December 17, 2021, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 20, 2021).
99.1	Press Release dated February 14, 2022.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: February 14, 2022	By:	/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer and President